UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23080

The Community Development Fund
(Exact name of registrant as specified in charter)
________

6255 Chapman Field Drive
Miami, Florida 33156
 (Address of principal executive offices) (Zip code)

Kenneth H. Thomas. Ph.D.
Community Development Fund Advisors, LLC
6255 Chapman Field Drive
Miami, Florida 33156
(Name and address of agent for service)

Copy To:
John J. O’Brien, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-844-445-4405

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Community Development Fund

Annual Report
December 31, 2021

The Community Development Fund
December 31, 2021

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days of the period end. The Fund’s N-Q forms are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-844-445-4405; and (ii) on the Commission’s website at http://www.sec.gov.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

The Community Development Fund
December 31, 2021

Dear Shareholders:
Community Development Fund Advisors LLC (the “Adviser”), the adviser of The Community Development Fund (the “Fund”) is pleased to present the Fund’s Annual Report to Shareholders for the year ended December 31, 2021.
As was the case in 2020, the COVID-19 pandemic continued to dominate both the health and wealth of the world’s population.  Many central banks, including our own Federal Reserve (the “Fed”), continued to pour liquidity into the markets and maintain interest rates at historically low levels throughout the year.  Stimulus payments provided consumers with additional spending power and resulted in strong corporate earnings
The record expansionary monetary and fiscal policies increased aggregate demand, but the opposite was true on the supply side with supply chain issues and labor shortages.  The textbook definition of inflation is “Too much money chasing too few goods.”   Unfortunately, we had both elements, and this unique combination of increased demand and decreased supply had a double-whammy inflationary impact, resulting in 7% inflation, a 40-year high.
The Fed’s continued references to inflation last year as “transitory” will be remembered as one of their biggest monetary policy mistakes, reminding us of the classic quote of Nobel Laureate Milton Friedman, one of the two greatest economists of the last century: “There is no institution in the United States that has such a high public standing and such a poor record of performance”
Although the massive monetary and fiscal expansion helped stimulate the stock market and our economic recovery, inflation is the worst enemy of the bond market.  The Fed’s required 180-degree shift from an expansionary to contractionary monetary policy to attempt to quell inflationary pressures began to adversely impact bonds, including those in the Fund, last year and continuing through the present
Anticipating increased interest rates, the Fund and its sub-adviser MetLife Investment Management, LLC, an affiliate of MetLife, Inc. (the “Sub-Adviser”), lowered the Fund’s effective duration from 3.62 to 2.49 years from year-end 2020 to 2021.  As a result, the Fund’s total return performance according to Morningstar went from the 64th percentile in 2020 (with a 4.39% return) to the 43rd percentile in 2021 (-1.76%) based on the nearly 250 bond funds in their Intermediate Government category. This Morningstar ranking improved even more to the 2nd highest percentile year-to-date as of mid-February, 2022 (-1.66%).

The Community Development Fund
December 31, 2021

2021, which saw the arrival of the Biden Administration, resulted in increased enforcement of the Community Reinvestment Act of 1977 (“CRA”) and a new push to reform it, beginning with the rescission of the final CRA rule previously adopted by the Office of the Comptroller of the Currency (“OCC”).   Although the OCC previously spearheaded CRA reform, it appears that the Fed, which issued its own Advance Notice of Proposed Rulemaking in September 2021, will take the lead in the CRA reform effort among the three bank regulatory agencies.
We are pleased to report that every one of our investors has earned positive consideration on their CRA exams from their investment in the Fund. The SubAdviser continues to be successful in identifying and purchasing securities that finance affordable single-family and multifamily housing in the communities served by our investors.
Importantly, every one of the affordable housing investments made by the Fund has benefited low- and moderate-income (“LMI”) borrowers and renters, as compared to benefiting middle- or upper-income households that happen to be in LMI census tracts, often referred to as “gentrifying investments.” Importantly, many of the LMI households who have benefited from the Fund’s affordable housing mission are in majority minority census tracts.
Despite the inflationary headwinds, the Fund’s net assets grew by 40% last year, reaching $107 million as of December 31, 2021.  The Fund continues to hold a substantial portion (88%) of its assets in AAA-rated** investments, namely U.S. Agency Mortgage Backed Securities (“MBS”) and Commercial MBS in addition to 6% in cash and 6% in AA-rated affordable housing municipal bonds.
The Adviser continues, as it has since the Fund’s inception, to maintain the Fund’s expense ratio at a maximum of 1.00%. Fund expenses are carefully monitored, and the expense ratio, without consideration of the Adviser’s waivers and reimbursements, was 1.11% in 2021 compared to 1.23% in 2020.  Please refer to the Financial Highlights on page 16 for this year’s reported expense ratio.
Both the Adviser and Sub-Adviser continue to diligently work together to meet the Fund’s objectives and improve performance in an uncertain CRA reform and economic environment.

The Community Development Fund
December 31, 2021

We thank you, our shareholders, for your investment in the Fund, and we genuinely appreciate your continued confidence and support.
Sincerely,
Kenneth H Thomas, PhD
Chairman, Board of Trustees of the Fund
President, Community Development Fund Advisors, LLC
** AAA is the highest possible bond credit quality rating given by two of the three Nationally Recognized Statistical Rating Organizations, namely Moody’s and Fitch: S&P’s rating is AA+. Bond ratings are typically measured from AAA (highest) to D (lowest). For securities rated by more than one agency, the lowest rating assigned is recognized.
This represents the managers’ assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-445-4405.

The Community Development Fund
December 31, 2021

Definition of Comparative Indexes
Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgagebacked securities, and asset-backed securities with minimum maturity dates of at least one year.
The Bloomberg Barclays U.S. Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Community Development Fund
December 31, 2021

Growth of a $1,000,000 Investment (Unaudited)

	Average Annual Total Return†
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
Community Development Fund, Class A shares	-1.76%	2.61%	1.81%	1.25%
Bloomberg Barclays US Aggregate Bond Index	-1.54%	4.79%	3.57%	3.00%
Bloomberg Barclays US Securitized MBS/ABS/CMBS Index	-1.04%	3.15%	2.58%	2.19%

†  If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.
**  The Fund commenced operations on April 29, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. For performance data current to the most recent month end, please call 1-844-445-4405.

The Gross Operating Expense Ratio for the year ended December 31, 2021 was 1.11% and the Net Operating Expense Ratio for the period was 1.00%. Contractual fee waivers to result in a Net Operating Expense Ratio of 1.00% are the net expenses are in effect until April 30, 2022. Any additional waivers are voluntary and can be discontinued at any time. In the absence of current fee waivers total return would be reduced.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS

Description	Face Amount	Market Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 63.0%
FHLMC Multifamily - 33.7%
Pool KF97, 0.31%, VAR ICE LIBOR USD 1 Month + 0.220%, 11/25/2030	$999,594	$1,002,390
Pool KF95, 0.35%, VAR ICE LIBOR USD 1 Month + 0.260%, 11/25/2030	2,499,294	2,495,395
Pool K720, IO, 0.50%, 08/25/2022 (a)(b)	14,072,327	11,328
Pool KSMC, IO, 0.67%, 01/25/2023 (a)(b)	1,583,875	10,997
Pool K024, IO, 0.77%, 09/25/2022 (a)(b)	1,681,880	7,034
2021-P009, 1.13%, 01/25/2031	491,475	482,621
Pool KJ29, 1.41%, 11/25/2027	2,100,000	2,084,404
Pool KSG1, 1.50%, 09/25/2030	1,260,000	1,233,968
Pool K123, 1.62%, 12/25/2030	1,500,000	1,480,650
Pool KG06, 1.78%, 10/25/2031	1,200,000	1,197,681
2021-P009, 1.88%, 01/25/2031	1,000,000	1,015,795
Pool K135, 1.91%, 01/25/2032	5,500,000	5,512,460
Pool CB0268, 2.00%, 04/01/2051	3,342,725	3,345,080
Pool BT0120, 2.00%, 05/01/2051	1,282,889	1,283,793
Pool RA5346, 2.00%, 05/01/2051	1,152,143	1,152,955
Pool KSG2, 2.09%, 11/25/2031 (a)	1,000,000	1,022,539
Pool K1514, 2.86%, 10/25/2034	2,300,000	2,486,526
Pool K092, 3.13%, 10/25/2028	3,127,546	3,347,756
Pool WN0011, 3.38%, 04/01/2030	757,264	832,235

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)

Description	Face Amount	Market Value
Pool WA0500, 3.48%, 03/01/2047	$2,423,224	$2,611,116
Pool WA3207, 3.60%, 04/01/2030	2,161,092	2,425,277
Pool K088, 3.69%, 01/25/2029	1,000,000	1,130,011
		36,172,011

FHLMC Single Family - 2.1%
Pool Q41874, 3.00%, 07/01/2046	1,330,638	1,399,936
Pool RA1853, 3.00%, 12/01/2049	828,176	861,432
		2,261,368

FNMA Multifamily - 5.5%
Pool AM0126, 2.68%, 08/01/2022	1,413,600	1,418,386
Pool AN6185, 2.93%, 07/01/2024	1,276,619	1,337,123
Pool AN5657, 3.30%, 07/01/2032	361,909	402,353
Pool AM5986, 3.44%, 06/01/2026	1,058,049	1,138,457
Pool AM5197, 4.20%, 01/01/2030	1,386,765	1,623,771
		5,920,090

FNMA Single Family - 18.1%
Pool CA7479, 2.00%, 10/01/2050	1,027,029	1,025,293
Pool CA7480, 2.00%, 10/01/2050	1,129,302	1,130,095
Pool CA8444, 2.00%, 12/01/2050	1,258,603	1,260,073
Pool CB1441, 2.00%, 08/01/2051	5,101,713	5,093,251
Pool CB2317, 2.00%, 12/01/2051	1,474,569	1,472,123
Pool AS7484, 3.00%, 06/01/2046	499,862	522,971
Pool BC0962, 3.00%, 06/01/2046	770,436	809,772
Pool AS7476, 3.00%, 07/01/2046	383,669	399,287
Pool AS7647, 3.00%, 07/01/2046	736,870	768,717
Pool AS7653, 3.00%, 07/01/2046	1,282,076	1,346,781
Pool AS8262, 3.00%, 10/01/2046	778,950	815,826
Pool AS8465, 3.00%, 12/01/2046	628,586	659,036
Pool CA4927, 3.00%, 01/01/2050	694,450	726,053
Pool AS8734, 3.50%, 01/01/2047	846,268	904,134

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)

Description	Face Amount	Market Value
Pool AS9369, 3.50%, 03/01/2047	$309,949	$327,373
Pool AS9360, 3.50%, 04/01/2047	564,199	602,219
Pool CA0819, 3.50%, 11/01/2047	771,429	818,096
Pool CA1158, 3.50%, 02/01/2048	415,522	442,218
Pool CA1985, 4.00%, 06/01/2048	246,249	262,917
		19,386,235

GNMA Multifamily - 2.5%
2021-183, 1.75%, 01/16/2063	1,495,321	1,475,701
2017-135, 2.60%, 08/16/2058	592,442	604,832
2017-74, 2.60%, 09/16/2058	581,998	590,928
		2,671,461

GNMA Single Family - 1.0%
Pool G2 AU1835, 3.00%, 08/20/2046	410,159	426,141
Pool G2 AU1762, 3.50%, 07/20/2046	643,924	675,401
		1,101,542

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $66,659,643)		67,512,707

MORTGAGE-BACKED SECURITIES - 21.8%
FRESB Mortgage Trust
0.99%, 07/25/2040 (a)	970,477	942,165
1.03%, 04/25/2040 (a)	1,412,525	1,399,214
1.12%, 06/25/2040 (a)	3,051,551	3,004,175
1.49%, 01/25/2031 (a)	1,965,251	1,926,929
1.50%, 09/25/2041 (a)	1,000,000	1,004,777
1.60%, 10/25/2028 (a)	1,000,000	1,004,614
2.13%, 11/25/2039 (a)	1,494,033	1,506,397
2.21%, 12/25/2029 (a)	1,904,736	1,911,166
2.25%, 12/25/2039 (a)	966,276	969,525
2.42%, 09/25/2029 (a)	1,761,651	1,776,721

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)
Description	Face Amount	Market Value
FRESB Multifamily Mortgage Pass-Through Trust 3.19%, 12/25/2025 (a)	$523,996	$539,168
3.42%, VAR LIBOR USD 1 Month + 3.420% 09/25/2038	583,970	596,358
3.88%, VAR ICE LIBOR USD 1 Month + 3.880% 08/25/2038	1,727,474	1,816,876
FRESB Multifamily Structured Pass-Through Certificates 0.83%, 09/25/2040 (a)	1,984,471	1,948,541
STWD Mortgage Trust 0.97%, VAR ICE LIBOR USD 1 Month + 0.858% 11/15/2036 (c)	3,000,000	2,989,758
TOTAL MORTGAGE-BACKED SECURITIES (COST $23,416,216)		23,336,384

MUNICIPAL BONDS - 5.9%
Massachusetts - 0.5%
Massachusetts State, Housing Finance Agency, RB
1.08%, 06/01/2024	130,000	129,397
1.10%, 06/01/2022	25,000	25,043
1.18%, 12/01/2024	100,000	99,127
1.23%, 06/01/2025	90,000	88,957
1.25%, 06/01/2023	60,000	60,099
1.30%, 12/01/2023	30,000	29,860
1.33%, 12/01/2025	85,000	83,940
		516,423

Michigan - 0.7%
Michigan State, Housing Development Authority, RB
0.96%, 06/01/2025	500,000	490,902
1.10%, 06/01/2022	300,000	300,818
		791,720

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)

Description	Face Amount	Market Value
New Jersey - 0.9%
New Jersey State, Housing & Mortgage Finance Agency, RB
1.06%, 04/01/2023 $ 920,000 $ 917,787	920,000	$917,787

New York - 2.4%
New York City, Housing Development Authority, RB
2.24%, 05/01/2030	1,585,000	1,581,303
2.29%, 11/01/2030	415,000	415,260
3.02%, 11/01/2022	525,000	536,058
		2,532,621

Virginia - 1.4%
Virginia State, Housing Development Authority, RB
2.11%, 11/01/2029	500,000	506,438
2.31%, 11/01/2031	500,000	508,677
2.46%, 11/01/2032	500,000	511,717
		1,526,832
TOTAL MUNICIPAL BONDS (COST $6,265,000)		6,285,383

U.S. TREASURY OBLIGATIONS - 6.7%
U.S. Treasury Bill
0.00%, 02/01/2022 *	4,000,000	3,999,920
U.S. Treasury Note
0.75%, 12/31/2023	2,000,000	2,000,703
1.13%, 10/31/2026	1,155,000	1,148,052
TOTAL U.S. TREASURY OBLIGATIONS (COST $7,158,600)		7,148,675

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)

Description	Face Amount	Market Value
SHORT-TERM INVESTMENT - 4.2%
Short-Term Investment - 4.2%
Fidelity Institutional Government Portfolio, Cl I, 0.01% (d)	$4,464,634	$4,464,634
TOTAL SHORT-TERM INVESTMENT (COST $4,464,634)		4,464,634
TOTAL INVESTMENTS (COST $107,964,093) - 101.4%		108,747,783
OTHER ASSETS AND LIABILITIES - (1.4)%		(1,487,300)
NET ASSETS - 100.0%		$107,260,483

A list of the open futures contracts held by the Fund at December 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Short Contracts
U.S. 10-Year Treasury Note	(83)	Mar-2022	$(10,744,972)	$(10,828,906)	$(83,934)
U.S. Long Treasury Bond	(30)	Mar-2022	(4,776,224)	(4,813,125)	(36,901)
Ultra 10-Year U.S. Treasury Note	(120)	Mar-2022	(17,360,100)	(17,572,500)	(212,400)
			$(32,881,296)	$(33,214,531)	$(333,235)

*	Zero Coupon Security - Rate shown is the effective yield at the time of purchase.
(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(b)
Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(c)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at December 31, 2021 was $2,989,758 and represents 2.8% of Net Assets.

(d)	Rate shown is the 7-day effective yield as of December 31, 2021.

The accompanying notes are an integral part of the financial statements

The Community Development Fund

December 31, 2021

SCHEDULE OF INVESTMENTS (Continued)

Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only - face amount represents notional amount
LIBOR — London Interbank Offered Rate
RB — Revenue Bond
Ser — Series
USD — United States Dollar
VAR — Variable Rate

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$67,512,707	$—	$67,512,707
Mortgage-Backed Securities	—	23,336,384	—	23,336,384
U.S. Treasury Obligations	—	7,148,675	—	7,148,675
Municipal Bonds	—	6,285,383	—	6,285,383
Short-Term Investment	4,464,634	—	—	4,464,634
Total Investments in Securities	$4,464,634	$104,283,149	$—	$108,747,783

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(333,235)	$–	$–	$(333,235)
Total Other Financial Instruments	$(333,235)	$–	$–	$(333,235)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

Amounts designated as “—“ are $0.
For the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments (Cost $107,964,093)	$108,747,783
Cash and cash equivalents	1,877
Cash collateral on futures contracts	555,000
Interest and dividends receivable	192,978
Prepaid expenses	7,977
Total assets	109,505,615
Liabilities:
Payable for investment securities purchased	2,001,016
Distributions payable	68,369
Variation margin payable	53,938
Payable due to Investment Adviser (Note 5)	23,461
CRA servicing fees payable (Note 4)	16,932
Payable due to Administrator (Note 4)	16,250
Chief Compliance Officer fees payable (Note 3)	6,250
Distribution fees payable (Note 4)	2,934
Interest payable (Note 2)	124
Other accrued expenses	55,858
Total liabilities	2,245,132
Net assets	$107,260,483
Net assets consist of:
Paid-in capital	$108,260,913
Total Distributable Loss	(1,000,430)
Net assets	$107,260,483
Net Asset Value, Offering and Redemption Price Per Share – Class A shares (unlimited authorization - no par value) ($107,260,483 ÷ 10,998,232 shares)	$9.75

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

STATEMENT OF OPERATIONS

Investment income
Interest	$1,645,091
Total investment income	1,645,091

Expenses
Investment advisory fees (Note 5)	255,633
Accounting and administration fees (Note 4)	195,000
CRA servicing fees (Note 4)	170,423
Chief Compliance Officer fees (Note 3)	75,000
Distribution fees (Note 4)	6,127
Trustees’ fees and expenses	4,500
Legal fees	76,406
Custodian fees	35,551
Transfer Agent fees	31,319
Audit fees	14,950
Printing fees	6,023
Registration fees	2,560
Other	69,146
Total expenses	942,638

Less:
Investment advisory fees waived (Note 5)	(91,253)
Net expenses	851,385

Net investment income	793,706

Net realized gain/(loss) on:
Investments	49,705
Futures contracts	274,503
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,248,540)
Futures contracts	(353,774)
Net realized and unrealized loss	(2,278,106)

Net decrease in net assets resulting from operations	$(1,484,400)

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2021	Year ended December 31, 2020
Operations:
Net investment income	$793,706 $	898,927
Net realized gain/(loss) on investments and futures contracts	324,208	(406,649)
Net change in unrealized appreciation/ (depreciation) on investments and futures contracts	(2,602,314)	2,222,724
Net increase/(decrease) in net assets resulting from operations	(1,484,400)	2,715,002
Distributions:
Distributable Earnings	(909,708)	(977,417)
Return of Capital	(6,435)	(2,447)
Total Distributions:	(916,143)	(979,864)
Capital share transactions:
Issued	33,000,000	17,000,000
Reinvestment of dividends	267,303	337,645
Redeemed	—	(1,000,020)
Increase from capital share transactions	33,267,303	16,337,625
Total increase in net assets	30,866,760	18,072,763
Net assets:
Beginning of year	76,393,723	58,320,960
End of year	$107,260,483	$76,393,723
Shares transactions:
Issued	3,351,245	1,707,518
Reinvestment of dividends	27,020	33,760
Redeemed	—	(99,903)
Net increase in shares outstanding	3,378,265	1,641,375

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of year	$10.03	$9.75	$9.43	$9.64	$9.67
Income/(loss) from operations:
Net investment income(1)	0.09	0.13	0.16	0.15	0.13
Net realized and unrealized gain/(loss) on investments	(0.27)	0.30	0.34	(0.18)	0.02
Total gain/(loss) from operations	(0.18)	0.43	0.50	(0.03)	0.15
Dividends and distributions from:
Net investment income	(0.10)	(0.15)	(0.18)	(0.18)	(0.18)
Return of capital	– ^	– ^	–	–	– ^
Total dividends and distributions	(0.10)	(0.15)	(0.18)	(0.18)	(0.18)
Net asset value, end of year	$9.75	$10.03	$9.75	$9.43	$9.64
Total return*	(1.76)%	4.39%	5.35%	(0.32)%	1.54%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$107,260	$76,394	$58,321	$50,877	$46,524
Ratio of expenses to average net assets (including waivers and reimbursements)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.11%	1.23%	1.43%	1.50%	1.48%
Ratio of net investment income to average net assets	0.93%	1.35%	1.69%	1.65%	1.37%
Portfolio turnover rate	12%	29%	14%	71%	19%

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

FINANCIAL HIGHLIGHTS

*
Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Amount represents less than $(0.005).
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—“ are $0

The accompanying notes are an integral part of the financial statements

The Community Development Fund
December 31, 2021

NOTES TO FINANCIAL STATEMENTS
1. Organization
The Community Development Fund (the “Fund”) is a diversified, open-end investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 12, 2011. The Trust’s Agreement and Declaration of Trust permits the Trust to operate separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. Currently, the Trust offers one class of shares The investment objectives of the Fund are to provide current income consistent with the preservation of capital and enable institutional investors, including those that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended, (the “CRA”), to claim favorable regulatory consideration of their investment. Community Development Fund Advisors, LLC (the “Adviser”), was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011, and is also registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisors Act of 1940 (the “1940 Act”). MetLife Investment Management, LLC (the “Sub-Adviser”) manages the Fund’s assets under the direction of the Adviser.
2. Significant accounting policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period Actual results could differ from those estimates and such differences could be material.

Security valuation — Investments in securities traded on a national securities exchange are valued at the last reported bid price Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of values obtained from yield data relating to instruments or securities with similar characteristics.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.
The Fund’s board of trustees has adopted methods for valuing securities including in circumstances in which market quotes are not readily available, and has delegated authority to the Fund’s investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee (the “Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The Fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
For the year ended December 31, 2021, there have been no significant changes to the Fund’s fair valuation methodology.
Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These derivative financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the statement of operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.
Futures contracts — The Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses (see Statement of Operations). Variation margin payments are paid or received (see Statement of Assets and Liabilities), depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss (see Statement of Operations) equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk.

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

that the Fund could lose more than the original margin deposit required to initiate a futures transaction.
Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2021.
The following table discloses the volume of the Fund’s futures contracts activity during the year ended December 31, 2021:
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$5,062,695
Average Notional Balance Short	26,778,514
Security transactions, dividend and investment income — Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of investments are determined on the basis of the identified cost for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund Interest income is recognized on an accrual basis.
Amortization and accretion are calculated using the effective interest method. Amortization of premiums and discounts are included in interest income.
Determination of Net Asset Value and calculation of expenses — In calculating the net asset value (“NAV”) per share of the Fund, investment income, realized and unrealized gains and losses, and expenses are allocated daily to each share based upon the proportion of net assets of each share.
Federal income taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “morelikely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-thannot threshold are recorded as a tax benefit in the current year. The Fund did

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the initial open tax year end and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2021 the Fund did not incur any interest or penalties.
Dividends and distributions to shareholders — Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.
Securities purchased on a delayed delivery basis — The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. The Fund will set aside liquid assets, or engage in other appropriate measures, to cover its obligations with respect to these securities.

3. Transactions with affiliates
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, or Foreside Fund Officer Services, LLC, an affiliate of the Distributor. Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) and Chief Financial Officer (“CFO”), as described below, for serving as officers of the Trust.
A portion of the services provided by the CCO and his staff, who are employees of Foreside Fund Officer Services, LLC, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
Fees for CFO services is included in fees charged to the Fund under the Accounting and administration fees on the Statement of Operations.

4.  Administration, CRA Servicing, Distribution, Custodian and Transfer Agent Agreements
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund, subject to a minimum. For the year ended December 31, 2021, the Fund paid $195,000 for these services.
The Fund has adopted a CRA servicing plan (the “CRA Servicing Plan”) with respect to Class A Shares that allows such shares to pay the Adviser a fee in connection with the ongoing CRA recordkeeping and compliance services provided to shareholders at an annual rate of up to 0.20% of average daily net assets of the Class A Shares. For the year ended December 31, 2021, the Class A Shares incurred $170,423 of CRA servicing fees, an effective rate of 0.20%.
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares. The Distribution Plan allows the Fund to pay fees for the sale and distribution of Class A Shares and for shareholder services provided to the holders of Class A Shares. Under the Distribution Plan, the Fund may pay its distributor up to 0.25% per year of the Fund’s average daily net assets attributable to its Class A Shares. For the year ended December 31, 2021, the Class A Shares incurred Distribution fees of $6,127.
UMB Bank, N.A., (the “Custodian”), serves as the Fund’s Custodian pursuant to a custody agreement. UMB Fund Services, Inc. (the “Transfer Agent”), serves as the Fund’s Transfer Agent pursuant to a transfer agency agreement.
5. Investment Advisory & Subadvisory Agreements
Under the terms of an investment advisory agreement, the Adviser provides or arranges for a third-party sub-adviser to provide investment advisory services to the Fund. For its advisory services, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2022 (the “expense cap”). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which the Adviser reduced its fee or reimbursed expenses if the Fund’s Total Annual Fund Operating Expenses are below the expense cap that was in place at the time of such fee reductions or expense reimbursements. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2022. For year ended December 31, 2021, the Fund paid $164,380 for these services As of December 31, 2021, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and/or reimbursed to the Adviser were $230,241, $149,779 and $91,253 expiring in 2022, 2023 and 2024, respectively.
The Adviser pays the Sub-Adviser a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by the Sub-Adviser.
6. Investment Transactions
The aggregate purchases and sales and maturities of investments, excluding short-term investments, by the Fund for the year ended December 31, 2021, were as follows:

Purchases:
U.S. Government	$754,998
Other	11,470,669
Sales and Maturities:
U.S. Government	$4,887,528
Other	5,413,753

7. Federal Tax Information
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise The permanent differences

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

primarily consist of paydowns. There is no permanent difference in current year that would require a charge or credit to distributable earnings or paid in capital.
The tax character of dividends and distributions declared during the last two fiscal years were as follows:
	Ordinary Income	Return of Capital	Total
2021	$909,708	$6,435	$916,143
2020	977,417	2,447	979,864

As of December 31, 2021, the components of distributable loss on a tax basis were as follows:
Capital Loss Carryforwards	$(1,784,118)
Unrealized Appreciation	783,690
Other Temporary Differences	(2)
Total Distributable Loss	$(1,000,430)

For Federal income tax purposes, capital losses may be carried forward to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:
Short-Term Loss	Long-Term Loss	Total
$618,006	$1,166,112	$1,784,118

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$107,964,093	$1,616,351	$(832,661)	$783,690

8. Concentration of Risks
As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals.  An investor could lose money on its investment in the Fund, just as it could with other investments. The Fund is subject to the principal risks noted below, any of which

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:
CRA-Qualified Investments Risk — The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund’s goals of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser (or the Fund’s sub-adviser, MetLife Investment Management, LLC (the “Sub-Adviser”)), to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRAqualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.
Regional Focus Risk — To the extent that it focuses its investments in a particular geographic region for CRA accreditation purposes, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and states or municipalities within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.
Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened.  Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.
Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.
Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.
U.S. Government Securities Risk — Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.
Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.
Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described above, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted.  The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above.  In a declining interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates.  In contrast, if prevailing interest rates rise, prepayments of mortgage loans would

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.
Asset-Backed Securities Risk — Payment of principal and interest on assetbacked securities is dependent largely on the cash flows generated by the assets backing the securities.  Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.
Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.
Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.
Derivatives Risk — The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk, liquidity risk and market risk are described above. Leverage risk is described below. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.
Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
Convertible Securities Risk — Convertible securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks.
Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.
LIBOR Risk — The U.K. Financial Conduct Authority has announced its intention to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (“LIBOR”) rates after 2021.  The elimination of LIBOR may adversely affect interest rates on, and value of, certain Fund investments whose value is tied to LIBOR.  On November 30, 2020, the LIBOR administrator announced that the phase out of the majority of the U.S. dollar LIBOR publications will be delayed until June 30, 2023, with the remainder of LIBOR publications terminating at the end of 2021.  Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR.  Markets are slowly developing in response to these new rates. Questions exist around liquidity impacted by these rates and how to appropriately adjust these rates at the time of transition. Although it is difficult to predict the full impact of the transition away from LIBOR until new reference rates and fallbacks for existing investments, new products, instruments and contracts are commercially accepted, Fund management does not believe the impact, if any, will be material.
9. Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund

The Community Development Fund

December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)
and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
10.  Underlying Investments In Other Investment Companies
The Fund currently invests a portion of its assets in the Fidelity Institutional Government Portfolio, Class I (the “Fidelity Fund”). The Fidelity Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully. The investment objective of the Fidelity Fund is current income with liquidity and stability of principal. The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.
The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements As of December 31, 2021, the percentage of the Funds’ net assets invested in the Fidelity Fund was 4.2%.
11.  Other
At December 31, 2021, 49% of total shares outstanding were held by 4 record shareholders each owning 10% or greater of the aggregate total shares outstanding.
12. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

The Community Development Fund

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees  of The Community Development Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Community Development Fund, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of The Community Development Fund as of December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.
We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received

The Community Development Fund

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2022

The Community Development Fund

December 31, 2021

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The Community Development Fund

December 31, 2021

TRUSTEES AND OFFICERS OF THE FUND (Unaudited)
Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-445-4405.
Name, Address, Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Kenneth H. Thomas, Ph.D. (1947)	President, Chief Executive Officer and Secretary	Since 2015	Bank Consultant (August 1975 – Present).	1	Board member of the NorthEast Community Bank, NorthEast Community Bancorp, Inc., and NorthEast Community Bancorp, MHC.
INDEPENDENT TRUSTEES
Ronald Lindhart (1956)		Since 2015	Chief Executive, Banking Strategies International, LLC, Since 2012.	1	Board Member of City National Bank of Florida.
Rodger D. Shay Jr. (1959)		Since 2018	CEO of Austin Atlantic, Inc., Since 2010.	1	Chairman of the Board of Anthem Bank & Trust.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

The Community Development Fund

December 31, 2021

TRUSTEES AND OFFICERS OF THE FUND (Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Kenneth H. Thomas, Ph.D. (1947)	President, Chief Executive Officer and Secretary	Since 2015	Bank Consultant (August 1975 – Present).	N/A	Board member of the NorthEast Community Bank, NorthEast Community Bancorp, Inc., and NorthEast Community Bancorp, MHC.
James Nash (1981)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Foreside Fund Officer Services, LLC, Fund Chief Compliance Officer (January 2016 – Present).	N/A	None.
Ankit Puri (1984)	Treasurer and Chief Financial Officer	Since 2021
Director of Fund Accounting, SEI Investments (June 2021 – Present). Associate Director, Fund Accounting Policy, Vanguard (September 2020 - June 2021); Senior Manager, Ernst & Young (October 2017 - August 2020); and Manager, Ernst & Young (October 2014 - September 2017).
				N/A	None.

1
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

The Community Development Fund

December 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses As a shareholder of a mutual fund, the investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one It is important for the shareholder to understand the impact of these costs on the investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help the shareholder understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2021 to December 31, 2021.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return This section helps the shareholder to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
A shareholder can use this information, together with the actual amount invested in the Fund, to estimate the expenses paid over that period. Simply divide the ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. A shareholder can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

The Community Development Fund

December 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)
Note: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to the shareholder’s specific investment.
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Class A Shares	$1,000.00	$986.90	1.00%	$5.01
Hypothetical 5% Return
Class A Shares	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Community Development Fund

December 31, 2021

APPROVAL OF INVESTMENT ADVISORY AND SUB–ADVISORY AGREEMENTS (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Community Development Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.
A Board meeting was held on November 30, 2021 to decide whether to renew the Agreements for additional one-year terms (the “November Meeting”). The November Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the November Meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the November Meeting, the Independent Trustees of the Fund reviewed the information provided. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the November Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.
Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser, the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.
Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question

The Community Development Fund

December 31, 2021

APPROVAL OF INVESTMENT ADVISORY AND SUB–ADVISORY AGREEMENTS (Unaudited)

and answer sessions at the November Meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements  The Independent Trustees met in executive session outside the presence of the Adviser and the Sub-Adviser.
At the November Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the SubAdviser and other service providers of the Fund, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Fund, the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Fund, including both direct and indirect benefits accruing to the Adviser, the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.
Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser
In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Fund, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Fund The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the SubAdviser to the Fund.
The Trustees also considered other services provided to the Fund by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the

The Community Development Fund

December 31, 2021

APPROVAL OF INVESTMENT ADVISORY AND SUB–ADVISORY AGREEMENTS (Unaudited)

Fund by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.
Investment Performance of the Fund, the Adviser and the Sub-Advisor
The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by both the Adviser and Broadridge comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds over various periods of time Dr Thomas, the managing member of the Adviser, and representatives from the SubAdviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Fund.  Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale
In considering the advisory fee payable by the Fund to the Adviser, as well as the fee payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed a report prepared by Broadridge comparing the Fund’s expense ratio and advisory fees to those paid by a peer group of mutual funds The Trustees also considered that the Adviser, not the Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fee payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.
The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses.  The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser

The Community Development Fund

December 31, 2021

APPROVAL OF INVESTMENT ADVISORY AND SUB–ADVISORY AGREEMENTS (Unaudited)

with respect to the management of the Fund were not unreasonable.  The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Fund and the Adviser’s willingness to continue its expense limitation and fee waiver arrangement with the Fund.
The Trustees considered the Adviser’s and the Sub-Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.
Renewal of the Agreements
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Community Development Fund

December 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information
At December 31, 2021, The Community Development Fund hereby designates $909,708 as ordinary income dividends and $6,435 as return of capital. The Community Development Fund designates $0 as corporate dividends received deduction. In addition, The Community Development Fund designated $0 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.
As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as “Qualifying Dividend Income” is $0 for The Community Development Fund. It is the intention for the Fund to designate the maximum amount permitted by law.
As created by the American Jobs Creation Act of 2004, “Qualified Interest Income” represents the amount of qualifying interest that is exempt from U.S. Withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as qualified interest income.
As created by the American Jobs Creation Act of 2004, “Short-Term Capital Gain Dividends” represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as short term capital gain dividends.
U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts for state income. The Community Development Fund hereby designates $0 as U.S. government interest.
Interest Related Dividend represents the amount reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The Community Development Fund hereby designates $909,708 as interest related dividends.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021 Complete information will be computed and reported in conjunction with your Form 1099-DIV.

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FUND INFORMATION

Registered office	P.O. Box 2175 Milwaukee, WI 53201
Investment Adviser	Community Development Fund Advisors, LLC 6255 Chapman Field Drive Miami, Florida 33156
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Administrator	SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel	Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103
Custodian	UMB Bank, N.A. 1010 Grand Avenue Kansas City, Missouri 64106
Transfer Agent	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Rodger D. Shay Jr. is an independent trustee as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Tait, Weller & Baker LLP related to the Registrant.

Tait, Weller & Baker LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years were as follows:

		2021			2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$13,000	$0	N/A	$12,350	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees	$2,100	$0	N/A	$2,100	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years $2,100 and $2,100 for 2021 and 2020, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR § 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
The Community Development Fund

By (Signature and Title)
/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D., President

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D., President

Date: March 9, 2022

By (Signature and Title)
/s/  Ankit Puri
Ankit Puri
Treasurer & CFO

Date: March 9, 2022